UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23211

PIMCO Flexible Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 312-2113

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Annual Report

June 30, 2019

PIMCO Flexible Credit Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.312.2113. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

Following this letter is the PIMCO Flexible Credit Income Fund’s Annual Report, which covers the 12-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.4% and 2.2% during the third and fourth quarters of 2018, respectively. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, U.K. and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, after raising rates at its meeting in August 2018, the Bank of England kept rates on hold for the remainder of the reporting period.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was

2	PIMCO INTERVAL FUNDS

partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.85% on June 30, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.56%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 9.40%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 7.89%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 11.32%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.99%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.42%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 1.21%, whereas global equities, as represented by the MSCI World Index, returned 6.33%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.54% and European equities, as represented by the MSCI Europe Index (in EUR), returned 4.46%.

Commodity prices fluctuated and generated mixed results. When the reporting period began, Brent crude oil was approximately $79 a barrel, but by the end, it was roughly $67 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices moved higher, whereas copper prices declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.66% and 3.87% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.70% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Flexible Credit Income Fund investment, please contact your financial adviser, or call the Funds’ shareholder servicing agent at

ANNUAL REPORT	JUNE 30, 2019	3

Letter from the Chair of the Board & President (Cont.)

(844) 312-2113. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERVAL FUNDS

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.” Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the net asset value (“NAV”) of the Fund’s common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses.

The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund’s NAV. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

ANNUAL REPORT	JUNE 30, 2019	5

Important Information About the Fund (Cont.)

The Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. In addition, because the fees received by PIMCO are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any), PIMCO has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the Fund’s common shareholders, on the other hand.

There can be no assurance that the Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for the Fund’s common shareholders, including (1) the likelihood of greater volatility of the NAV of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

6	PIMCO INTERVAL FUNDS

With respect to certain securities, the Fund may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Investments in loans (including whole loans) are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

ANNUAL REPORT	JUNE 30, 2019	7

Important Information About the Fund (Cont.)

The Fund may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and common shareholders. To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its investments.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing the Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated. Performance in securitized investment strategies can be impacted from benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management (“AUM”), and may not be a sustainable source of performance as the fund grows in size. Purchasing odd lot positions may also provide diversification benefits when funds have limited AUM as purchasing round lot positions can lead a fund to have more concentrated positions.

8	PIMCO INTERVAL FUNDS

The Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid. Investments in subordinate mortgage-backed and other asset-backed instruments may be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated. There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instrument.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in the Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could

ANNUAL REPORT	JUNE 30, 2019	9

Important Information About the Fund (Cont.)

negatively impact the Fund’s performance and/or returns. The Fund may invest a substantial portion of its assets in unrated securities and therefore may be particularly subject to the associated risks. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Fund may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Fund’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Fund could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to contingent convertible securities that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

The global economic crisis brought several small countries in Europe to the brink of default and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European

10	PIMCO INTERVAL FUNDS

governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of the Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties.

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully owned subsidiaries formed by the Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the parent Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, the Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the 1940 Act and are not subject to all of the investor protections of the 1940 Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as described in this report and could adversely affect the Fund.

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of

ANNUAL REPORT	JUNE 30, 2019	11

Important Information About the Fund (Cont.)

applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The Fund may be subject to various risks, including, but not limited to, the following: limited prior history risk, market risk, asset allocation risk, issuer risk, repurchase offers risk, management risk, interest rate risk, credit risk, corporate debt securities risk, mortgage-related and other asset-backed instruments risk, privately-issued mortgage-related securities risk, mortgage market/subprime risk, high yield securities risk, distressed and defaulted securities risk, senior debt risk, loans, participations and assignments risk, loan origination risk, foreign loan originations risk, privacy and data security laws risk, platform risk, liquidity risk, reinvestment risk, call risk, foreign (non-U.S.)

12	PIMCO INTERVAL FUNDS

investment risk, emerging markets risk, currency risk, real estate risk, U.S. government securities risk, foreign (non-U.S.) government securities risk, convertible securities risk, contingent convertible securities risk, valuation risk, leverage risk, segregation and coverage risk, focused investment risk, derivatives risk, credit default swaps risk, structured investments risk, counterparty risk, confidential information access risk, private placements risk, inflation/deflation risk, risk of regulatory changes, tax risk, potential conflicts of interest risk — allocation of investment opportunities, repurchase agreements risk, distribution risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, subsidiary risk, portfolio turnover risk, operational risk, cybersecurity risk, and non-diversification risk. A description of certain of these risks is available in the Notes to Financial Statements of this report.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the repurchase of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations and diversification status of the Fund:

Fund Name	Fund Inception	Institutional Class	Class A	Diversification Status

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	11/30/18	Non-Diversified

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

ANNUAL REPORT	JUNE 30, 2019	13

Important Information About the Fund (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at (844) 312-2113, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Fund at (844) 312-2113. Prior to its use of Form N-PORT, the Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

14	PIMCO INTERVAL FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2019	15

PIMCO Flexible Credit Income Fund	Institutional Class - PFLEX Class A - PFFLX

Allocation Breakdown as of 06/30/2019†§

Corporate Bonds & Notes	28.1%
Asset-Backed Securities	24.2%
Non-Agency Mortgage-Backed Securities	22.6%
Loan Participations and Assignments	14.3%
U.S. Government Agencies	2.9%
Sovereign Issues	2.5%
Short-Term Instruments	2.5%
Common Stocks	1.1%
Other	1.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (02/22/17)
PIMCO Flexible Credit Income Fund Institutional Class	8.52%	8.51%
PIMCO Flexible Credit Income Fund Class A	7.72%	7.70%
PIMCO Flexible Credit Income Fund Class A (Adjusted)	4.47%	6.31%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, was 3.11% for Institutional Class and 3.86% for Class A shares. As of June 30, 2019, the Fund’s Total Effective Leverage(1) was 40%.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

16	PIMCO INTERVAL FUNDS

PIMCO Flexible Credit Income Fund	Institutional Class - PFLEX Class A - PFFLX

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets. The Fund utilizes a flexible asset allocation strategy among multiple public and private credit sectors, such as corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, and emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to residential mortgage-backed securities contributed to performance.

»	Exposure to commercial mortgage-backed securities contributed to performance.

»	Exposure to high yield corporate credit contributed to performance.

»	Exposure to emerging market debt contributed to performance.

»	Exposure to asset-backed securities contributed to performance.

»	Interest rate hedging at the long end of the yield curve detracted from performance.

ANNUAL REPORT	JUNE 30, 2019	17

Financial Highlights PIMCO Flexible Credit Income Fund (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

06/30/2019	$10.28	$0.92	$(0.10)	$0.82	$(1.01)	$0.00	$(1.01)

06/30/2018	10.32	0.71	0.00	0.71	(0.75)	0.00	(0.75)

02/22/2017 - 06/30/2017	10.00	0.19	0.25	0.44	(0.12)	0.00	(0.12)

Class A

11/30/2018 - 06/30/2019	10.17	0.52	0.06	0.58	(0.66)	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(c)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses(c)		Expenses Excluding Waivers(c)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.09	8.52%	$931,335	3.91%		3.92%		2.18%		2.19%		9.17%		13%

10.28	6.98	538,772	3.09		3.11		1.98		2.00		6.84		14

10.32	4.36	68,995	1.44	*	5.70	*	1.39	*	5.65	*	5.24	*	11

10.09	5.99	25,482	4.66	*	4.67	*	2.93	*	2.94	*	9.06	*	13

ANNUAL REPORT	JUNE 30, 2019	19

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Amounts in thousands†, except per share amounts)	June 30, 2019

Assets:

Investments, at value
Investments in securities*	$1,599,424

Financial Derivative Instruments
Exchange-traded or centrally cleared	590
Over the counter	13,657
Cash	1,283
Deposits with counterparty	8,508
Foreign currency, at value	2,126
Receivable for investments sold	3,103
Receivable for Fund shares sold	9,608
Interest and/or dividends receivable	16,189

Total Assets	1,654,488

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$631,962

Financial Derivative Instruments
Exchange-traded or centrally cleared	284
Over the counter	720
Payable for investments purchased	26,119
Payable for unfunded loan commitments	9,886
Deposits from counterparty	14,369
Distributions payable to common shareholders	12,663
Accrued management fees	1,531
Accrued servicing fees	10
Accrued reimbursement to PIMCO	49
Other liabilities	78

Total Liabilities	697,671

Net Assets	$956,817

Net Asset Consist of:

Shares:

Par value^	$1
Paid in capital in excess of par	977,697
Distributable earnings (accumulated loss)	(20,881)

Net Assets	$956,817

Institutional Class	$931,335
Class A	25,482

Common Shares Outstanding:

Institutional Class	92,329
Class A	2,526

Net Asset Value Per Common Share

Institutional Class	$10.09
Class A	10.09

Cost of investments in securities	$1,622,810
Cost of foreign currency held	$2,109
Cost or premiums of financial derivative instruments, net	$15,936

* Includes repurchase agreements of:	$39,364

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Year Ended June 30, 2019
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$93,244
Dividends, net of foreign taxes**	2,047
Total Income	95,291

Expenses:

Management fees	15,274
Servicing fees - Class A	22
Trustee fees and related expenses	55
Interest expense	12,615
Miscellaneous expense	599
Total Expenses	28,565
Waiver and/or Reimbursement by PIMCO	(56)
Net Expenses	28,509

Net Investment Income (Loss)	66,782

Net Realized Gain (Loss):

Investments in securities	2,966
Exchange-traded or centrally cleared financial derivative instruments	8,116
Over the counter financial derivative instruments	7,617
Foreign currency	(2,025)

Net Realized Gain (Loss)	16,674

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(11,904)
Exchange-traded or centrally cleared financial derivative instruments	(8,073)
Over the counter financial derivative instruments	(781)
Foreign currency assets and liabilities	(1,008)

Net Change in Unrealized Appreciation (Depreciation)	(21,766)

Net Increase (Decrease) in Net Assets Resulting from Operations	$61,690

* Foreign tax withholdings - Interest	$28

** Foreign tax withholdings - Dividends	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2019	21

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Year Ended June 30, 2019	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$66,782	$19,474
Net realized gain (loss)	16,674	4,760
Net change in unrealized appreciation (depreciation)	(21,766)	(12,994)

Net Increase (Decrease) in Net Assets Resulting from Operations	61,690	11,240

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(72,837)	(20,347)
Class A	(197)	0

Total Distributions to Common Shareholders(a)	(73,034)	(20,347)

Common Share Transactions**:

Receipts for shares sold	494,570	485,488
Issued as reinvestment of distributions	13,212	3,671
Cost of shares repurchased	(78,393)	(10,275)
Net increase (decrease) resulting from common share transactions	429,389	478,884

Total Increase (Decrease) in Net Assets	418,045	469,777

Net Assets:

Beginning of year	538,772	68,995
End of year	$956,817	$538,772

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Year Ended June 30, 2019 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$61,690

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,000,771)
Proceeds from sales of long-term securities	244,335
(Purchases) Proceeds from sales of short-term portfolio investments, net	(42,064)
(Increase) decrease in deposits with counterparty	(3,366)
(Increase) decrease in receivable for investments sold	(951)
(Increase) decrease in interest and/or dividends receivable	(8,866)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(298)
Proceeds from (Payments on) over the counter financial derivative instruments	(5,483)
Increase (decrease) in payable for investments purchased	(2,338)
Increase (decrease) in payable for unfunded loan commitments	439
Increase (decrease) in deposits from counterparty	13,426
Increase (decrease) in accrued management fees	689
Increase (decrease) in accrued servicing fees	10
Proceeds from (Payments on) foreign currency transactions	(1,986)
Increase (decrease) in recoupment payable to Manager	32
Increase (decrease) in other liabilities	78
Net Realized (Gain) Loss
Investments in securities	(2,966)
Exchange-traded or centrally cleared financial derivative instruments	(8,116)
Over the counter financial derivative instruments	(7,617)
Foreign currency	2,025
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	11,904
Exchange-traded or centrally cleared financial derivative instruments	8,073
Over the counter financial derivative instruments	781
Foreign currency assets and liabilities	1,008
Net amortization (accretion) on investments	(6,594)
Net Cash Provided by (Used for) Operating Activities	(746,926)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	487,968
Payments on shares repurchased	(78,393)
Cash distributions paid*	(53,975)
Proceeds from reverse repurchase agreements	2,499,140
Payments on reverse repurchase agreements	(2,106,560)
Net Cash Received from (Used for) Financing Activities	748,180

Net Increase (Decrease) in Cash and Foreign Currency	1,254

Cash and Foreign Currency:

Beginning of year	2,155
End of year	$3,409
* Reinvestment of distributions	$13,212

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$11,153
Non Cash Payment in Kind	$127

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2019	23

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 167.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 23.9%

Advanz Pharma Corp.
7.911% (LIBOR03M + 5.500%) due 09/06/2024 ~	$6,930	$6,665

Altice France S.A.
6.394% (LIBOR03M + 4.000%) due 08/14/2026 ~	199	195

Avolon TLB Borrower (U.S.) LLC
4.133% (LIBOR03M + 1.750%) due 01/15/2025 ~	347	347

Bausch Health Cos., Inc.
5.162% (LIBOR03M + 2.750%) due 11/27/2025 ~	131	131

CityCenter Holdings LLC
4.652% (LIBOR03M + 2.250%) due 04/18/2024 ~	318	318

CommScope, Inc.
5.652% (LIBOR03M + 3.250%) due 04/06/2026 ~	100	100

Diamond Resorts Corp.
6.152% (LIBOR03M + 3.750%) due 09/02/2023 ~	8,361	7,926

Dubai World (Cash 2.500% and PIK 1.750%)
4.250% (LIBOR03M + 2.500%) due 09/30/2022 ~(d)	12,275	11,631

Envision Healthcare Corp.
6.152% (LIBOR03M + 3.750%) due 10/10/2025 ~	547	476

Financial & Risk U.S. Holdings, Inc.
6.152% (LIBOR03M + 3.750%) due 10/01/2025 ~	803	780

Forest City Enterprises, L.P.
6.402% (LIBOR03M + 4.000%) due 12/07/2025 «~	100	100

FrontDoor, Inc.
4.938% (LIBOR03M + 2.500%) due 08/14/2025 «~	20	20

Frontier Communications Corp.
6.160% (LIBOR03M + 3.750%) due 06/15/2024 ~	1,081	1,062

Gray Television, Inc.
4.931% (LIBOR03M + 2.500%) due 01/02/2026 ~	100	99

iHeartCommunications, Inc.
6.579% (LIBOR03M + 4.000%) due 05/01/2026 ~	7,520	7,538

Intelsat Jackson Holdings S.A.
6.154% (LIBOR03M + 3.750%) due 11/27/2023 ~	100	99

IRB Holding Corp.
5.644% (LIBOR03M + 3.250%) due 02/05/2025 ~	1,002	993

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	3,400	$3,476

LOPM 39 DE LLC
7.754% (LIBOR03M + 5.350%) due 06/03/2026 «~µ		$35,000	34,875

McDermott Technology Americas, Inc.
7.402% (LIBOR03M + 5.000%) due 05/09/2025 ~		5,194	5,116

Messer Industrie GmbH
4.830% (LIBOR03M + 2.500%) due 03/01/2026 ~		120	118

MH Sub LLC
6.152% (LIBOR03M + 3.750%) due 09/13/2024 ~		20	19

MLM 13648 2018-RLT1
8.000% due 05/23/2020 «†		55,871	55,866

Multi Color Corp.
6.750% (PRIME + 1.250%) due 10/31/2024 ~		4	4

NCI Building Systems, Inc.
6.354% (LIBOR03M + 3.750%) due 04/12/2025 ~		40	39

Neiman Marcus Group Ltd. LLC
7.972% (LIBOR03M + 5.500%) due 10/25/2023 «~		10,216	8,965
8.402% LIBOR03M + 6.000% due 10/25/2023 ~		12,634	10,877

Nexstar Media Group, Inc.
TBD% due 11/30/2019 µ		1,630	1,616

Ortho-Clinical Diagnostics S.A.
5.680% (LIBOR03M + 3.250%) due 06/30/2025 ~		4,189	4,036

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)		200	195

Panther BF Aggregator LP
5.902% (LIBOR03M + 3.500%) due 04/30/2026 ~		90	89

PetSmart, Inc.
6.670% (LIBOR03M + 4.250%) due 03/11/2022 ~		124	121

Preylock Reitman Santa Cruz Mezz LLC
7.912% (LIBOR03M + 5.500%) due 11/09/2022 «~(k)		7,900	7,931

Sequa Mezzanine Holdings LLC
7.560% (LIBOR03M + 5.000%) due 11/28/2021 ~		14,970	14,671
11.583% (LIBOR03M + 9.000%) due 04/28/2022 ~		10,785	10,354

Starfruit Finco BV
5.669% (LIBOR03M + 3.250%) due 10/01/2025 ~		300	296

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syniverse Holdings, Inc.
7.401% (LIBOR03M + 5.000%) due 03/09/2023 ~		$12,135	$11,250

U.S. Renal Care, Inc.
TBD% due 06/13/2026		187	184

Univision Communications, Inc.
5.152% (LIBOR03M + 2.750%) due 03/15/2024 ~		15,332	14,624

West Corp.
6.522% (LIBOR03M + 4.000%) due 10/10/2024 ~		17	16

Westmoreland Coal Co.
12.500% - 15.000% (LIBOR03M + 12.500%) due 03/15/2029 «~(d)		3,823	3,154

Westmoreland Mining Holdings LLC (Cash 12.500% and PIK 15.000%)
27.500% (LIBOR03M + 8.250%) due 03/15/2022 «~(d)		1,896	1,915

Total Loan Participations and Assignments (Cost $228,647)			228,287

CORPORATE BONDS & NOTES 47.0%

BANKING & FINANCE 17.7%

Ally Financial, Inc.
7.500% due 09/15/2020		91	96
8.000% due 11/01/2031		90	120

Ambac LSNI LLC
7.319% due 02/12/2023 •(m)		8,545	8,706

Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	19,500	22,796

Athene Holding Ltd.
4.125% due 01/12/2028		$24	24

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		101	108

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		36	38
5.000% due 04/20/2048 (m)		54	56

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)(m)	EUR	600	702

Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)(m)		2,900	3,475

Bank of America Corp.
5.125% due 06/20/2024 •(i)		$200	201

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)(m)	EUR	450	541

Barclays PLC
3.250% due 01/17/2033	GBP	100	124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 09/15/2024 •(i)(j)(m)		1,200	$1,480
6.500% due 09/15/2019 •(i)(j)(m)	EUR	500	576
7.125% due 06/15/2025 •(i)(j)	GBP	600	797
7.250% due 03/15/2023 •(i)(j)(m)		6,585	8,730
7.750% due 09/15/2023 •(i)(j)(m)		$2,410	2,472
7.875% due 09/15/2022 •(i)(j)(m)	GBP	2,000	2,696
8.000% due 12/15/2020 •(i)(j)	EUR	200	246
8.000% due 06/15/2024 •(i)(j)		$600	630

Brookfield Finance, Inc.
3.900% due 01/25/2028		42	43
4.700% due 09/20/2047		36	38

Cantor Fitzgerald LP
4.875% due 05/01/2024		44	45

CBL & Associates LP
4.600% due 10/15/2024		4	3
5.950% due 12/15/2026		177	122

Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(j)		200	215
7.500% due 07/17/2023 •(i)(j)		200	215

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	6	7

Farringdon Mortgages
4.280% due 07/15/2047	GBP	5,675	5,331

Ford Motor Credit Co. LLC
3.336% due 03/18/2021 (m)		$200	201
3.753% (US0003M + 1.235%) due 02/15/2023 ~(m)		400	388
5.139% (US0003M + 2.550%) due 01/07/2021 ~(m)		1,200	1,222
5.729% (US0003M + 3.140%) due 01/07/2022 ~(m)		1,000	1,032

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (m)		616	636
6.750% due 03/15/2022 (m)		560	583

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (m)		200	198

GLP Capital LP
5.250% due 06/01/2025		16	17

HSBC Bank PLC
6.330% due 05/23/2023		10,000	10,418

HSBC Holdings PLC
4.750% due 07/04/2029 •(i)(j)	EUR	300	359
5.875% due 09/28/2026 •(i)(j)	GBP	1,600	2,138
6.000% due 09/29/2023 •(i)(j)	EUR	570	749
6.500% due 03/23/2028 •(i)(j)		$340	357

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	25

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hunt Cos., Inc.
6.250% due 02/15/2026		$14	$13

iStar, Inc.
4.625% due 09/15/2020		3	3
5.250% due 09/15/2022		4	4

Jefferies Finance LLC
6.250% due 06/03/2026 (m)		774	783
7.250% due 08/15/2024 (m)		1,000	987

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		42	43

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)(m)		1,510	1,589
7.625% due 06/27/2023 •(i)(j)(m)	GBP	200	277
7.875% due 06/27/2029 •(i)(j)(m)		8,146	11,760

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$640	637

Nationstar Mortgage LLC
6.500% due 07/01/2021 (m)		854	857

Navient Corp.
5.000% due 10/26/2020		70	72
5.625% due 01/25/2025		139	124
6.150% due 03/10/2021		600	587
6.500% due 06/15/2022		50	53
6.625% due 07/26/2021 (m)		1,030	1,093
7.250% due 01/25/2022		100	108

Newmark Group, Inc.
6.125% due 11/15/2023		88	93

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (m)		3,994	4,114

Provident Funding Associates LP
6.375% due 06/15/2025		3	3

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		700	719
8.000% due 08/10/2025 •(i)(j)(m)		6,325	6,855
8.625% due 08/15/2021 •(i)(j)(m)		2,990	3,230

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)(m)	GBP	6,830	9,078
7.375% due 06/24/2022 •(i)(j)(m)		3,750	5,069

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	198
7.375% due 10/04/2023 •(i)(j)(m)		700	729

Springleaf Finance Corp.
5.625% due 03/15/2023 (m)		500	532
6.125% due 03/15/2024		212	228
6.625% due 01/15/2028 (m)		519	546
6.875% due 03/15/2025		25	27

Stearns Holdings LLC
9.375% due 08/15/2020 (m)		3,898	3,723

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)(m)	EUR	1,177	$1,642

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	96	156
5.661% due 10/13/2041		98	161
5.744% due 04/13/2040 (m)		109	182
5.801% due 10/13/2040 (m)		459	771

TP ICAP PLC
5.250% due 01/26/2024 (m)		3,702	4,920

UniCredit SpA
7.830% due 12/04/2023 (m)		$5,090	5,818

Unigel Luxembourg S.A.
10.500% due 01/22/2024 (m)		460	494

Unique Pub Finance Co. PLC
7.395% due 03/28/2024	GBP	1,181	1,694

Virgin Money Holdings UK PLC
8.750% due 11/10/2021 •(i)(j)(m)		4,370	5,976

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (m)		$14,200	14,448

WeWork Cos., Inc.
7.875% due 05/01/2025		56	56

			169,383

INDUSTRIALS 23.5%

AA Bond Co. Ltd.
2.875% due 07/31/2043 (m)	GBP	8,893	10,777

Adient U.S. LLC
7.000% due 05/15/2026		$20	21

Air Canada Pass-Through Trust
3.700% due 07/15/2027		10	9

Allied Universal Holdco LLC
6.625% due 07/15/2026 (c)		94	96

Altice Financing S.A.
5.250% due 02/15/2023 (m)	EUR	4,600	5,397
6.625% due 02/15/2023 (m)		$2,000	2,055
7.500% due 05/15/2026 (m)		8,150	8,212

Altice France S.A.
5.625% due 05/15/2024	EUR	270	319
5.875% due 02/01/2027 (m)		4,000	4,938
7.375% due 05/01/2026 (m)		$2,050	2,106
8.125% due 02/01/2027 (m)		900	947

Associated Materials LLC
9.000% due 01/01/2024 (m)		16,414	15,634

Avon International Capital PLC
6.500% due 08/15/2022 (c)		58	59

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (m)		8,000	8,180

Bausch Health Americas, Inc.
8.500% due 01/31/2027		50	55

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bausch Health Cos., Inc.
7.000% due 01/15/2028	$32	$33
7.250% due 05/30/2029	76	79

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027	130	132

Berry Global Escrow Corp.
4.875% due 07/15/2026	74	76

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)	150	102

Bombardier, Inc.
7.875% due 04/15/2027 (m)	248	249

Builders FirstSource, Inc.
6.750% due 06/01/2027	36	38

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027	12	12

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (m)	3,176	3,247
9.250% due 02/15/2024 (m)	15,735	17,112

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	12	12

Community Health Systems, Inc.
5.125% due 08/01/2021 (m)	10,082	9,893
6.250% due 03/31/2023 (m)	5,723	5,530
8.000% due 03/15/2026 (m)	1,264	1,218
8.625% due 01/15/2024 (m)	3,279	3,297

DAE Funding LLC
4.000% due 08/01/2020 (m)	198	198
4.500% due 08/01/2022	50	51
5.000% due 08/01/2024 (m)	2,298	2,399
5.250% due 11/15/2021 (m)	384	400
5.750% due 11/15/2023 (m)	397	418

Delhi International Airport Ltd.
6.450% due 06/04/2029	200	211

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (m)	1,296	1,340

DISH DBS Corp.
5.875% due 07/15/2022	16	16
6.750% due 06/01/2021 (m)	665	700

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)	13,967	14,150

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (d)	50	50

Envision Healthcare Corp.
8.750% due 10/15/2026 (m)	2,557	1,784

Exela Intermediate LLC
10.000% due 07/15/2023	13	11

Fairstone Financial, Inc.
7.875% due 07/15/2024 (c)	374	382

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)	1,150	1,080
6.875% due 03/01/2026 (m)	1,268	1,181
7.000% due 02/15/2021 (m)	129	132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flex Ltd.
4.875% due 06/15/2029		$168	$171

Fresh Market, Inc.
9.750% due 05/01/2023		50	34

Frontier Finance PLC
8.000% due 03/23/2022	GBP	5,400	7,165

Full House Resorts, Inc.
8.575% due 01/31/2024		$9,950	9,807
9.738% due 02/02/2024		840	828

General Electric Co.
5.000% due 01/21/2021 •(i)		318	306
5.550% due 01/05/2026 (m)		377	421
5.875% due 01/14/2038		22	25
6.150% due 08/07/2037 (m)		73	85
6.875% due 01/10/2039		21	26

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		78	81

Gran Tierra Energy International Holdings Ltd.
6.250% due 02/15/2025 (m)		600	561

Gran Tierra Energy, Inc.
7.750% due 05/23/2027		200	197

Greene King Finance PLC
2.866% (BP0003M + 2.080%) due 03/15/2036 ~	GBP	200	204

GrubHub Holdings, Inc.
5.500% due 07/01/2027		$34	35

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		150	155

Huntsman International LLC
4.500% due 05/01/2029		59	61

iHeartCommunications, Inc.
6.375% due 05/01/2026 (m)		1,719	1,833
8.375% due 05/01/2027 (m)		3,115	3,279

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	300	350

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		200	231

IHO Verwaltungs GmbH (6.000% Cash and 6.750% PIK)
6.000% due 05/15/2027 (d)(m)		$682	687

IHO Verwaltungs GmbH (6.375% Cash and 7.125% PIK)
6.375% due 05/15/2029 (d)(m)		503	504

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		200	178

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (m)		4,430	4,065
8.000% due 02/15/2024 (m)		658	688
8.500% due 10/15/2024 (m)		1,760	1,751
9.750% due 07/15/2025		212	218

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(m)		12,471	12,003

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	27

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023 (m)		$600	$529

Kronos International, Inc.
3.750% due 09/15/2025 (m)	EUR	7,606	8,647

Matterhorn Telecom S.A.
3.875% due 05/01/2022		5,000	5,757

Melco Resorts Finance Ltd.
5.250% due 04/26/2026 (m)		$800	801

Metinvest BV
8.500% due 04/23/2026 (m)		300	313

MGM China Holdings Ltd.
5.375% due 05/15/2024 (m)		400	411

Micron Technology, Inc.
5.327% due 02/06/2029		204	216

Netflix, Inc.
3.875% due 11/15/2029 (m)	EUR	905	1,117
4.625% due 05/15/2029 (m)		300	388
5.375% due 11/15/2029		$146	155

Nexstar Escrow, Inc.
5.625% due 07/15/2027 (c)		864	888

Norbord, Inc.
5.750% due 07/15/2027		47	48

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (d)(m)	EUR	2,360	2,610

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		$525	504

Outfront Media Capital LLC
5.000% due 08/15/2027		92	94

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		167	164

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023 (m)		487	505
5.500% due 02/15/2024 (m)		1,506	1,625

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(e)		440	70
6.000% due 05/16/2024 ^(e)		650	104
6.000% due 11/15/2026 ^(e)		430	69

Petroleos Mexicanos
6.500% due 03/13/2027		40	40
6.750% due 09/21/2047		10	9

PetSmart, Inc.
5.875% due 06/01/2025		9	9

Platin GmbH
6.875% due 06/15/2023 (m)	EUR	400	459
6.875% due 06/15/2023		480	551

Post Holdings, Inc.
5.500% due 12/15/2029 (c)		$70	70

Radiate Holdco LLC
6.875% due 02/15/2023		40	40

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026 (m)	EUR	200	233

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		$4	$4

Sands China Ltd.
4.600% due 08/08/2023 (m)		200	211
5.125% due 08/08/2025 (m)		200	215
5.400% due 08/08/2028 (m)		1,893	2,060

Sirius XM Radio, Inc.
4.625% due 07/15/2024 (c)		82	84
5.500% due 07/01/2029		130	134

SoftBank Group Corp.
4.000% due 04/20/2023 (m)	EUR	3,900	4,825

Spirit Issuer PLC
3.474% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	60	76

Staples, Inc.
7.500% due 04/15/2026		$182	181
10.750% due 04/15/2027		86	86

Starfruit Finco BV
6.500% due 10/01/2026 (m)	EUR	100	115

T-Mobile USA, Inc.
4.750% due 02/01/2028		$11	11

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021 (m)		320	305
2.800% due 07/21/2023 (m)		4,180	3,637
3.250% due 04/15/2022 (m)	EUR	200	225

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		$2,425	2,410
5.750% due 09/30/2039 (m)		6,491	6,863

Transocean Pontus Ltd.
6.125% due 08/01/2025		130	135

Triumph Group, Inc.
4.875% due 04/01/2021 (m)		217	215
5.250% due 06/01/2022		97	96

United Group BV
4.375% due 07/01/2022 (m)	EUR	3,000	3,497

Univision Communications, Inc.
5.125% due 05/15/2023 (m)		$211	207
5.125% due 02/15/2025 (m)		556	532

Vale Overseas Ltd.
6.250% due 08/10/2026 (m)		210	240
6.875% due 11/21/2036		81	98
6.875% due 11/10/2039		56	67

ViaSat, Inc.
5.625% due 09/15/2025		18	18
5.625% due 04/15/2027		82	85

VOC Escrow Ltd.
5.000% due 02/15/2028		31	32

Wyndham Destinations, Inc.
3.900% due 03/01/2023		90	90
4.250% due 03/01/2022		6	6

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.400% due 04/01/2024		$12	$13
5.750% due 04/01/2027 (m)		1,136	1,190

			224,676

UTILITIES 5.8%

AT&T, Inc.
4.900% due 08/15/2037		9	10

DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)(m)		1,013	1,033

Edison International
2.400% due 09/15/2022		94	90
2.950% due 03/15/2023		8	8
5.750% due 06/15/2027		82	88

Frontier Communications Corp.
8.000% due 04/01/2027		142	148

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 (m)		887	882
6.350% due 12/01/2021		78	78

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 (m)		8,775	8,468

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)(m)		389	375
2.950% due 03/01/2026 ^(e)(m)		493	465
3.250% due 09/15/2021 ^(e)		106	104
3.250% due 06/15/2023 ^(e)(m)		687	670
3.300% due 03/15/2027 ^(e)(m)		904	863
3.300% due 12/01/2027 ^(e)(m)		1,400	1,333
3.400% due 08/15/2024 ^(e)(m)		439	428
3.500% due 10/01/2020 ^(e)(m)		2,974	2,914
3.500% due 06/15/2025 ^(e)(m)		753	729
3.750% due 02/15/2024 ^(e)(m)		265	262
3.750% due 08/15/2042 ^(e)		26	24
3.850% due 11/15/2023 ^(e)(m)		99	98
4.000% due 12/01/2046 ^(e)		4	4
4.250% due 05/15/2021 ^(e)(m)		416	412
4.250% due 08/01/2023 ^(e)(m)		1,542	1,554
4.300% due 03/15/2045 ^(e)		34	33
4.500% due 12/15/2041 ^(e)(m)		368	351
4.600% due 06/15/2043 ^(e)		20	20
4.650% due 08/01/2028 ^(e)(m)		1,277	1,309
4.750% due 02/15/2044 ^(e)(m)		1,659	1,700
5.125% due 11/15/2043 ^(e)(m)		1,763	1,814
5.400% due 01/15/2040 ^(e)		22	24
5.800% due 03/01/2037 ^(e)(m)		4,666	5,121
6.050% due 03/01/2034 ^(e)(m)		3,081	3,443
6.250% due 03/01/2039 ^(e)(m)		853	968
6.350% due 02/15/2038 ^(e)(m)		1,116	1,272

Petrobras Global Finance BV
5.750% due 02/01/2029 (m)		326	341
5.999% due 01/27/2028		99	105
6.250% due 12/14/2026 (m)	GBP	1,220	1,753
7.375% due 01/17/2027 (m)		$2,329	2,679

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
8.200% due 04/06/2028 (m)	$6,675	$7,509
9.250% due 07/06/2024 (m)	4,345	4,861

Southern California Edison Co.
3.650% due 03/01/2028	7	7
5.750% due 04/01/2035	12	14
6.000% due 01/15/2034	2	2
6.650% due 04/01/2029	50	57

Sprint Corp.
7.250% due 09/15/2021 (m)	490	522

Talen Energy Supply LLC
6.625% due 01/15/2028 (c)	46	46

Transocean Poseidon Ltd.
6.875% due 02/01/2027	148	157

Transocean Sentry Ltd.
5.375% due 05/15/2023	100	100

		55,248

Total Corporate Bonds & Notes (Cost $444,923)		449,307

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

Caesars Entertainment Corp.
5.000% due 10/01/2024	971	1,664

Total Convertible Bonds & Notes (Cost $1,822)		1,664

MUNICIPAL BONDS & NOTES 0.9%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	12

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	5	5

		17

OHIO 0.9%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.125% due 06/01/2024	8,180	7,925

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	170	171

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	29

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	$1,200	$73
7.467% due 06/01/2047	70	71

		144

Total Municipal Bonds & Notes (Cost $7,960)		8,257

U.S. GOVERNMENT AGENCIES 4.8%

Freddie Mac
0.000% due 02/25/2046 (b)(h)	9,401	8,468
0.000% due 11/25/2050 (b)(h)(m)	26,397	13,484
0.100% due 02/25/2046 - 11/25/2050 (a)	179,588	512
0.100% due 11/25/2050 (a)(m)	284,701	1,538
2.080% due 11/25/2045 ~(a)(m)	24,637	3,506
4.256% due 04/25/2025 ~(m)	15,400	14,571
12.181% due 12/25/2045 •(m)	4,428	4,343

Total U.S. Government Agencies (Cost $42,819)		46,422

NON-AGENCY MORTGAGE-BACKED SECURITIES 37.7%

Adjustable Rate Mortgage Trust
2.944% due 02/25/2036 •	61	43
3.424% due 11/25/2035 •	655	565
3.554% due 01/25/2035 •(m)	4,554	4,173
4.204% due 02/25/2035 •	1,857	1,670

Anthracite Ltd.
5.678% due 06/20/2041	7,023	985

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	753	744

Banc of America Funding Trust
2.640% due 08/25/2047 ^~	2,725	2,266
3.884% due 10/25/2036 •(m)	16,947	5,564
7.877% due 02/27/2037 ~	2,373	2,372

Banc of America Mortgage Trust
4.794% due 06/25/2034 ~	359	305
4.973% due 07/20/2032 ~	165	161

Bancorp Commercial Mortgage Trust
6.144% due 08/15/2032 •	4,100	4,089

BCAP LLC Trust
2.809% due 05/26/2037 ~	2,413	1,504
3.786% due 08/28/2037 ~(m)	11,454	8,404
6.500% due 06/26/2037 ~	2,199	1,115

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~(m)	938	875

CD Mortgage Trust
5.688% due 10/15/2048	5,609	3,228

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
4.239% due 03/25/2037 ^~		$101	$101

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.774% due 01/25/2036 •		5,265	2,863

Citigroup Commercial Mortgage Trust
5.482% due 10/15/2049		6,552	6,418
5.774% due 12/10/2049 ~		1,505	920

Citigroup Mortgage Loan Trust
4.301% due 11/25/2036 ~		775	619

Citigroup Mortgage Loan Trust, Inc.
4.481% due 08/25/2035 ~		3,641	3,692

Commercial Mortgage Loan Trust
6.237% due 12/10/2049 ~(m)		10,802	7,089

Commercial Mortgage Trust
1.382% due 10/10/2048 ~(a)		28,636	1,856
5.904% due 06/10/2044 ~		6,520	6,581

Countrywide Alternative Loan Trust
2.594% due 07/25/2046 ^•(m)		3,436	3,202
2.614% due 05/25/2047 •(m)		9,158	5,569
2.644% due 12/25/2046 ^•(m)		694	479
2.654% due 10/25/2046 •(m)		1,132	1,050
2.773% due 12/20/2035 •(m)		1,544	786
3.444% due 06/25/2046 •		3,430	3,164
6.582% due 02/25/2035 ~		518	165

Countrywide Home Loan Mortgage Pass-Through Trust
3.104% due 05/25/2035 •(m)		13,810	9,398
4.297% due 09/20/2036 ~		177	154

Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~		65	50

Credit Suisse First Boston Mortgage Securities Corp.
4.273% due 12/25/2033 ~		614	587
4.981% due 07/15/2037 ~		150	147
5.100% due 08/15/2038 ~(m)		5,100	4,938

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
7.500% due 10/25/2032 (m)		1,338	1,014

Credit Suisse Mortgage Capital Certificates
2.977% (LIBOR01M) due 11/30/2037 ~(m)		4,400	3,996
20.337% due 06/27/2037 ~		791	522

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/25/2036		581	338

Eurosail PLC
0.521% due 03/13/2045 •	EUR	250	225
2.139% due 06/13/2045 •(m)	GBP	5,421	5,252
4.789% due 06/13/2045 •		1,781	1,968

Fremont Home Loan Trust
4.590% due 01/25/2034		$1,883	1,770

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		1,472	1,511

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GMAC Commercial Mortgage Securities, Inc.
5.349% due 11/10/2045 ~(m)		$38,057	$27,208

Grifonas Finance PLC
0.050% due 08/28/2039 •	EUR	146	155

GS Mortgage Securities Corp.
4.744% due 10/10/2032 ~(m)		$7,420	6,852

GS Mortgage Securities Trust
5.622% due 11/10/2039		2,419	2,144

GSMSC Resecuritization Trust
4.014% due 09/26/2037 ~(m)		34,568	15,483

HarborView Mortgage Loan Trust
3.050% due 03/19/2035 •(m)		4,460	3,082

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037		8,759	4,996

J.P. Morgan Chase Commercial Mortgage Securities Trust
6.532% due 05/12/2034 ~(m)		6,749	6,906

JPMorgan Chase Commercial Mortgage Securities Trust
3.500% due 07/15/2047 ~		10,000	2,458
5.411% due 05/15/2047		10,208	12,073
5.623% due 05/12/2045 (m)		10,565	6,194
5.821% due 10/15/2032 •(m)		7,300	6,940
5.855% due 06/12/2043 ~		5,057	5,099
6.012% due 06/15/2049 ~(m)		5,238	2,746

JPMorgan Mortgage Trust
4.346% due 06/25/2036 ^~		17	16

JPMorgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)		9,075	2,316

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		400	45,801

LB-UBS Commercial Mortgage Trust
5.350% due 09/15/2040 ~		113	114
5.407% due 11/15/2038 ^(m)		7,015	5,016
6.279% due 04/15/2041 ~		4,768	4,792

Merrill Lynch Mortgage Investors Trust
3.139% due 07/25/2029 •		1,041	996

Morgan Stanley Capital Trust
5.545% due 11/14/2042 ~		7,500	6,218
6.337% due 08/12/2041 ~		260	244

Morgan Stanley Resecuritization Trust
4.076% due 06/26/2046 ~(m)		7,636	6,139

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		92	89

Motel 6 Trust
9.321% due 08/15/2019 •(m)		1,321	1,341

Natixis Commercial Mortgage Securities Trust
5.394% due 11/15/2034 •		1,826	1,804
6.394% due 11/15/2034 •		792	777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Resecuritization Trust
5.326% due 07/26/2035 ~	$272	$244

Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037 ^	273	260

Sequoia Mortgage Trust
2.833% due 10/20/2035 •	257	241
3.013% due 10/20/2035 •	265	238
3.033% due 07/20/2033 •	115	109
3.838% due 12/20/2032 •	518	482

Structured Adjustable Rate Mortgage Loan Trust
2.934% due 12/25/2034 •	2,243	1,518
3.054% due 10/25/2035 •(m)	5,181	4,414

Structured Asset Mortgage Investments Trust
2.614% due 09/25/2047 ^•(m)	3,483	3,571

TBW Mortgage-Backed Trust
6.330% due 09/25/2036 þ	5,000	2,364

Thornburg Mortgage Securities Trust
4.489% due 04/25/2045 ~	55	2

VMC Finance LLC
5.794% due 03/15/2035 •(m)	13,747	13,847

Wachovia Bank Commercial Mortgage Trust
5.720% due 10/15/2048 ~(m)	1,921	1,886

WaMu Mortgage Pass-Through Certificates Trust
3.274% due 05/25/2047 •	5,008	2,313
3.304% due 04/25/2045 •	10,544	7,630
3.409% due 07/25/2045 •(m)	21,154	17,526
4.381% due 05/25/2035 ~	612	358

Wells Fargo Mortgage-Backed Securities Trust
4.653% due 08/25/2035 ~	2,043	1,540
4.983% due 10/25/2035 ~(m)	10,287	9,950
6.000% due 08/25/2037 ^	10	10

Total Non-Agency Mortgage-Backed Securities (Cost $358,119)		360,989

ASSET-BACKED SECURITIES 40.4%

Accredited Mortgage Loan Trust
2.694% due 02/25/2037 •	2,800	1,569
6.000% due 10/25/2034 þ	1,863	1,707

ACE Securities Corp. Home Equity Loan Trust
2.554% due 08/25/2036 •(m)	472	466
3.364% due 08/25/2035 •	4,018	2,156

Aegis Asset-Backed Securities Trust
4.104% due 03/25/2035 •	3,100	562

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
5.554% due 09/25/2034 •(m)	638	604
8.254% due 01/25/2034 •	85	22

Arbor Realty Commercial Real Estate Notes Ltd.
6.894% due 04/15/2027 •	100	101

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	31

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.784% due 02/25/2036 •		$284	$232

Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	2,250	1,623

Ballyrock CLO Ltd.
0.000% due 04/20/2031 ~		$29,803	15,461

Banco Bilbao Vizcaya Argentaria S.A.
0.312% due 03/22/2046 •	EUR	1,058	803

Bear Stearns Asset-Backed Securities Trust
3.054% due 08/25/2036 •(m)		$3,792	2,499

Belle Haven ABS CDO Ltd.
2.848% due 07/05/2046 •		96,561	183

Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~(m)		4,066	1,465

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		6,994	6,117

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	2,132

CDC Mortgage Capital Trust
4.954% due 06/25/2034 •		659	540

Cedar Funding CLO Ltd.
0.000% due 04/20/2031 ~		12,000	10,372

Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(h)		7	3,253

Citigroup Mortgage Loan Trust
3.304% due 11/25/2045 •		2,756	1,908

Citigroup Mortgage Loan Trust, Inc.
3.544% due 02/25/2035 •		284	273

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~		1,875	1,812

Consumer Loan Underlying Bond Certificate Issuer Trust
23.403% due 12/15/2043 ~(m)		19,421	19,597
23.674% due 10/15/2043 ~(m)		17,146	17,428

Coronado CDO Ltd.
4.003% due 09/04/2038 •		2,773	1,795
6.000% due 09/04/2038		396	311

Countrywide Asset-Backed Certificates
2.724% due 02/25/2037 ^•(m)		2,700	2,302
2.839% due 01/25/2045 ^•(m)		3,400	2,993
2.844% due 06/25/2036 •		2,541	1,004
2.894% due 04/25/2036 •		2,000	1,332
3.044% due 02/25/2036 •		2,390	1,530
3.244% due 01/25/2036 •		3,828	2,180

Countrywide Asset-Backed Certificates Trust
4.279% due 10/25/2035 •(m)		12,904	10,252
4.354% due 08/25/2035 •(m)		195	196
4.504% due 08/25/2035 •		3,531	2,250

Crecera Americas LLC
5.563% due 08/31/2020 •		2,800	2,805

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
5.350% due 05/25/2035 þ		$978	$940

Credit-Based Asset Servicing & Securitization LLC
5.783% due 12/25/2036 þ		1,800	1,803
6.767% due 05/25/2035 þ		2,566	2,193

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ(m)		3,439	2,661

Deutsche Mortgage & Asset Receiving Corp. Re-securitization Trust
0.000% due 12/26/2035 (h)		1,634	1,069

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		20	3,035
0.000% due 12/15/2025 «(h)		33	6,818

Fremont Home Loan Trust
2.724% due 02/25/2036 •(m)		10,662	6,187

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		195	165

GSAMP Trust
2.684% due 05/25/2046 •		2,770	2,191
2.844% due 12/25/2035 •(m)		7,019	4,301
3.184% due 09/25/2035 •(m)		4,504	3,192
3.304% due 07/25/2045 •(m)		1,309	906
3.654% due 03/25/2034 ^•(m)		4,976	4,140
4.054% due 08/25/2034 •		2,021	2,035
4.129% due 08/25/2034 •		1,844	1,687
4.154% due 12/25/2034 •(m)		5,870	3,725

Harley Marine Financing LLC
7.869% due 05/15/2043 «		2,000	888

Harvest CLO DAC
0.000% due 05/22/2029 ~	EUR	2,000	1,827

Hout Bay Corp.
2.680% due 07/05/2041 •		$651	176

Hyundai Auto Receivables Trust
1.000% due 12/15/2022 «		4,000	3,250

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		100	12,594
1.000% due 01/01/2050 «		100	17,865

LNR CDO Ltd.
2.759% due 02/28/2043 •		4,618	2,104

Long Beach Mortgage Loan Trust
2.594% due 02/25/2036 •		170	146
3.319% due 08/25/2035 •		1,500	1,409
3.529% due 06/25/2035 •(m)		15,954	11,204
4.279% due 04/25/2035 •		1,911	1,150

M360 Advisors LLC
6.121% due 07/24/2028 (m)		8,350	8,449

Man GLG Euro CLO
0.000% due 10/15/2030 ~	EUR	1,762	1,691

Marlette Funding Trust
0.000% due 07/17/2028 «(h)		$10	2,507
0.000% due 04/16/2029 «(h)		12	3,599
0.000% due 07/16/2029 «(h)		4	1,948

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
3.019% due 01/25/2036 •(m)	$1,611	$1,333
8.254% due 12/25/2032 •(m)	557	376

Mercury CDO Ltd.
3.452% due 12/08/2040 •	9,400	7,802

Morgan Stanley ABS Capital, Inc. Trust
2.474% due 10/25/2036 •	286	179

Morgan Stanley Capital, Inc. Trust
2.774% due 01/25/2036 •(m)	4,000	3,098

Morgan Stanley Home Equity Loan Trust
3.469% due 05/25/2035 •(m)	5,681	3,925

N-Star REL CDO Ltd.
2.940% due 02/01/2041 •	2,900	2,812

New Century Home Equity Loan Trust
2.874% due 02/25/2036 •(m)	7,000	6,127

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.814% due 11/25/2035 •(m)	14,638	7,204

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.874% due 01/25/2035 ^•	1,730	1,447

Securitized Asset-Backed Receivables LLC Trust
3.379% due 12/25/2034 •(m)	1,456	1,274
3.379% due 04/25/2035 •(m)	4,096	3,009

SG Mortgage Securities Trust
2.584% due 02/25/2036 •(m)	5,829	3,816

Sierra Madre Funding Ltd.
2.799% due 09/07/2039 •	21,851	19,721
3.059% due 09/07/2039 •	16,000	3,048
3.299% due 09/07/2039 •	8,500	1,611

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)	10	9,572
0.000% due 10/15/2048 «(h)	11	10,567

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)	62	2,935
0.000% due 11/25/2026 «(h)	60	3,773

SoFi Professional Loan Program LLC
0.000% due 07/25/2040 «(h)	29	1,458
0.000% due 09/25/2040 (h)	4,400	2,525

South Coast Funding Ltd.
3.615% due 08/06/2039 •	31,750	18,101
5.815% due 08/06/2039 •	14,965	1

Structured Asset Securities Corp.
3.604% due 02/25/2035 •(m)	414	398

Structured Asset Securities Corp. Mortgage Loan Trust
2.604% due 06/25/2037 •	3,300	2,282
2.634% due 02/25/2037 •(m)	9,823	7,200
2.644% due 01/25/2037 •(m)	7,800	4,551

Summer Street Ltd.
2.724% due 12/06/2045 •(m)	40,556	16,040

Terwin Mortgage Trust
4.634% due 07/25/2036 þ	453	365

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Asset-Backed Securities Trust
4.954% due 11/25/2035 •(m)		$250	$221

Total Asset-Backed Securities (Cost $411,959)			386,461

SOVEREIGN ISSUES 4.1%

Argentina Government International Bond
3.380% due 12/31/2038 þ(m)	EUR	2,680	1,742
3.875% due 01/15/2022		200	187
5.250% due 01/15/2028		700	582
7.820% due 12/31/2033		77	72
7.820% due 12/31/2033 (m)		13,918	13,232
40.244% (BADLARPP + 0.000%) due 10/04/2022 ~	ARS	3,184	111
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		18,706	379
53.892% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		700	16
63.705% (ARLLMONP) due 06/21/2020 ~(a)		126,667	2,911

Autonomous City of Buenos Aires Argentina
52.674% (BADLARPP + 3.250%) due 03/29/2024 •(a)		327,768	6,317

Autonomous Community of Catalonia
6.350% due 11/30/2041	EUR	450	778

Export-Credit Bank of Turkey
8.250% due 01/24/2024 (m)		$200	209

Peru Government International Bond
5.400% due 08/12/2034	PEN	191	59
5.940% due 02/12/2029		4,082	1,354
6.150% due 08/12/2032		11,447	3,825
6.350% due 08/12/2028		714	244
6.950% due 08/12/2031		144	51
8.200% due 08/12/2026		370	140

Provincia de Buenos Aires
54.501% due 04/12/2025 ~(a)	ARS	1,045	20

Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	106
4.625% due 03/31/2025 (m)		2,200	2,499
5.200% due 02/16/2026 (m)		700	806
7.625% due 04/26/2029 (m)		$2,400	2,463

Ukraine Government International Bond
7.750% due 09/01/2026 (m)		1,400	1,446

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	33

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)	$85	$23
8.250% due 10/13/2024 ^(e)	650	179
9.250% due 09/15/2027 ^(e)	65	19

Total Sovereign Issues (Cost $48,580)		39,770

	SHARES
COMMON STOCKS 1.9%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (f)	725,704	3,425

iHeartMedia, Inc.	542	8

iHeartMedia, Inc. ‘A’ (f)	40,383	608

		4,041

CONSUMER DISCRETIONARY 0.3%

Caesars Entertainment Corp. (f)	201,318	2,380

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(k)	63,729	924

UTILITIES 1.1%

TexGen Power LLC «	273,307	10,727

Total Common Stocks (Cost $16,085)		18,072

WARRANTS 0.4%

COMMUNICATION SERVICES 0.4%

iHeartMedia, Inc.	263,015	3,958

Total Warrants (Cost $4,771)		3,958

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.6%

BANKING & FINANCE 1.5%

Nationwide Building Society
10.250% ~	75,010	$14,420

INDUSTRIALS 0.1%

Sequa Corp.
9.000% «	845	901

Total Preferred Securities (Cost $16,209)		15,321

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.3%

REPURCHASE AGREEMENTS (l) 4.1%

		39,364

U.S. TREASURY BILLS 0.2%
2.229% due 07/02/2019 - 08/20/2019 (g)(h)(o)(q)	$1,554	1,552

Total Short-Term Instruments (Cost $40,916)		40,916

Total Investments in Securities (Cost $1,622,810)		1,599,424

Total Investments 167.2% (Cost $1,622,810)		$1,599,424

Financial Derivative Instruments (n)(p) 1.4% (Cost or Premiums, net $15,936)		13,243

Other Assets and Liabilities, net (68.6)%		(655,850)

Net Assets 100.0%		$956,817

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2019

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†

Pool of 245 residential fix-and-flip loans acquired through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees.

(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Preylock Reitman Santa Cruz Mezz LLC	7.912%	11/09/2022	04/09/2018	$7,900	$7,931	0.83%
Westmoreland Mining Holdings LLC			04/09/2018 - 08/31/2018	726	924	0.10

				$8,626	$8,855	0.93%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$2,164	U.S. Treasury Notes 2.250% due 03/31/2021	$(2,209)	$2,164	$2,165
MBC	2.680	06/28/2019	07/01/2019	37,200	U.S. Treasury Notes 2.875% due 08/15/2028	(38,430)	37,200	37,208

Total Repurchase Agreements						$(40,639)	$39,364	$39,373

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	35

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	1.850%	06/05/2019	TBD	(3)	$	(5,587)	$(5,595)
BPS	(2.300)	05/23/2019	TBD	(3)	EUR	(926)	(1,050)
	(0.190)	05/10/2019	08/12/2019			(2,845)	(3,234)
	(0.170)	05/10/2019	08/12/2019			(4,630)	(5,263)
	(0.050)	05/10/2019	08/12/2019			(5,748)	(6,535)
	1.000	04/08/2019	07/08/2019		GBP	(949)	(1,208)
	2.890	06/14/2019	07/16/2019		$	(4,433)	(4,439)
	2.920	05/13/2019	08/13/2019			(3,837)	(3,852)
	3.170	05/10/2019	08/12/2019			(2,417)	(2,428)
	3.472	03/07/2019	03/09/2020			(10,716)	(10,741)
	3.938	02/12/2019	TBD	(3)		(8,422)	(8,467)
BRC	2.600	12/24/2018	TBD	(3)		(1,980)	(2,007)
	3.300	05/13/2019	08/13/2019			(839)	(843)
	3.394	06/14/2019	07/15/2019			(25,609)	(25,650)
	3.401	06/14/2019	07/16/2019			(9,992)	(10,008)
	3.528	05/14/2019	08/14/2019			(3,919)	(3,937)
	3.560	05/06/2019	08/06/2019			(15,919)	(16,007)
	3.583	04/29/2019	07/29/2019			(3,960)	(3,985)
	3.601	04/22/2019	07/22/2019			(2,282)	(2,298)
CFR	(1.750)	05/22/2019	TBD	(3)	EUR	(2,925)	(3,320)
	(0.200)	06/20/2019	09/17/2019			(183)	(208)
FOB	2.720	06/10/2019	07/10/2019		$	(5,266)	(5,274)
GLM	3.632	06/18/2019	07/18/2019			(14,616)	(14,635)
JML	(0.300)	05/14/2019	08/12/2019		EUR	(87)	(98)
	(0.300)	06/13/2019	09/13/2019			(168)	(191)
	(0.300)	06/14/2019	09/16/2019			(4,054)	(4,609)
	(0.250)	05/10/2019	08/12/2019			(781)	(888)
	(0.150)	04/16/2019	07/08/2019			(3,577)	(4,067)
	(0.100)	04/10/2019	07/08/2019			(5,126)	(5,827)
	0.050	06/10/2019	09/06/2019			(385)	(438)
	0.900	06/11/2019	09/13/2019		GBP	(478)	(608)
	0.900	06/14/2019	09/16/2019			(965)	(1,226)
	0.950	05/28/2019	08/27/2019			(703)	(894)
	0.950	06/04/2019	09/03/2019			(13,382)	(17,006)
	0.950	06/13/2019	09/13/2019			(12,806)	(16,270)
	0.950	06/17/2019	07/01/2019			(1,290)	(1,639)
	0.950	06/17/2019	07/24/2019			(186)	(236)
	0.950	06/17/2019	09/03/2019			(270)	(343)
	0.950	06/17/2019	09/04/2019			(1,564)	(1,986)
	0.950	06/27/2019	07/29/2019			(3,034)	(3,854)
	0.950	07/01/2019	09/17/2019			(967)	(1,229)
JPS	3.678	06/13/2019	09/13/2019		$	(6,697)	(6,709)
	3.762	05/08/2019	08/08/2019			(11,073)	(11,136)
MEI	2.900	06/17/2019	07/17/2019			(2,081)	(2,083)
MSB	3.800	12/13/2018	12/13/2019			(18,275)	(18,310)
	3.926	02/05/2019	02/05/2020			(985)	(991)
MZF	3.360	06/12/2019	07/12/2019			(9,201)	(9,217)
	3.485	05/13/2019	08/13/2019			(10,619)	(10,669)
NOM	3.000	06/13/2019	07/12/2019			(4,838)	(4,845)
	3.000	06/19/2019	07/19/2019			(13,506)	(13,520)
	3.050	06/13/2019	07/12/2019			(2,602)	(2,606)
RBC	3.630	05/13/2019	08/13/2019			(3,342)	(3,359)
	3.850	04/22/2019	07/22/2019			(8,462)	(8,525)
RDR	2.800	05/08/2019	08/08/2019			(3,423)	(3,437)
RTA	3.521	05/24/2019	08/23/2019			(3,018)	(3,029)
	3.621	05/24/2019	08/23/2019			(5,843)	(5,865)

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2019

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	3.626%	05/01/2019	08/01/2019		$	(2,433)	$(2,448)
	3.679	03/13/2019	09/13/2019			(9,061)	(9,163)
	3.729	03/12/2019	09/12/2019			(661)	(669)
	3.735	03/06/2019	09/06/2019			(6,420)	(6,498)
	3.902	01/22/2019	07/22/2019			(3,680)	(3,744)
	4.444	10/31/2017	TBD	(3)		(2,345)	(2,363)
SBI	3.610	05/06/2019	08/06/2019			(10,081)	(10,138)
	3.741	02/13/2019	08/13/2019			(14,353)	(14,559)
	3.742	02/11/2019	08/12/2019			(7,724)	(7,836)
	3.800	06/13/2019	09/13/2019			(5,723)	(5,734)
SOG	(0.050)	05/28/2019	08/28/2019		EUR	(3,433)	(3,903)
	3.090	06/05/2019	09/05/2019		$	(635)	(636)
	3.090	06/06/2019	09/05/2019			(7,483)	(7,500)
	3.100	06/21/2019	07/22/2019			(3,592)	(3,595)
	3.140	05/21/2019	08/21/2019			(8,929)	(8,961)
	3.150	04/04/2019	07/05/2019			(8,217)	(8,280)
	3.150	05/01/2019	08/01/2019			(9,904)	(9,957)
	3.150	05/08/2019	08/08/2019			(12,176)	(12,234)
	3.150	06/17/2019	08/12/2019			(714)	(715)
	3.160	04/17/2019	07/17/2019			(3,466)	(3,489)
	3.160	04/22/2019	07/22/2019			(6,681)	(6,722)
	3.475	05/28/2019	08/28/2019			(3,061)	(3,071)
	3.533	04/29/2019	07/29/2019			(5,362)	(5,395)
UBS	(0.250)	06/12/2019	09/12/2019		EUR	(3,513)	(3,995)
	(0.250)	06/13/2019	09/13/2019			(698)	(794)
	(0.250)	06/18/2019	09/18/2019			(1,132)	(1,287)
	(0.160)	05/13/2019	08/13/2019			(2,380)	(2,706)
	(0.150)	06/13/2019	09/13/2019			(331)	(376)
	(0.080)	06/10/2019	07/10/2019			(1,822)	(2,071)
	0.950	05/22/2019	08/22/2019		GBP	(12,366)	(15,721)
	0.950	05/28/2019	08/28/2019			(7,084)	(9,004)
	0.950	06/10/2019	09/10/2019			(1,860)	(2,363)
	1.724	04/15/2019	07/15/2019			(3,057)	(3,897)
	2.850	06/14/2019	07/17/2019		$	(1,139)	(1,141)
	2.850	06/26/2019	07/26/2019			(5,162)	(5,164)
	2.850	06/27/2019	07/29/2019			(1,399)	(1,399)
	2.890	06/12/2019	09/12/2019			(20,907)	(20,939)
	2.950	06/04/2019	09/04/2019			(2,136)	(2,141)
	2.970	05/22/2019	08/22/2019			(6,182)	(6,202)
	2.970	05/31/2019	08/30/2019			(1,015)	(1,018)
	2.980	05/13/2019	08/13/2019			(3,860)	(3,876)
	2.990	06/12/2019	09/12/2019			(736)	(737)
	3.000	02/21/2019	TBD	(3)		(1,261)	(1,275)
	3.000	05/09/2019	08/09/2019			(18,403)	(18,484)
	3.000	05/10/2019	TBD	(3)		(16,200)	(16,270)
	3.000	06/11/2019	09/10/2019			(1,913)	(1,916)
	3.000	06/26/2019	TBD	(3)		(530)	(530)
	3.000	06/27/2019	TBD	(3)		(897)	(897)
	3.020	05/22/2019	08/22/2019			(2,342)	(2,350)
	3.030	04/24/2019	07/24/2019			(196)	(197)
	3.030	05/01/2019	08/01/2019			(2,513)	(2,526)
	3.040	04/25/2019	07/25/2019			(5,535)	(5,566)
	3.050	04/03/2019	07/03/2019			(5,008)	(5,046)
	3.050	04/15/2019	07/16/2019			(8,055)	(8,108)
	3.050	05/09/2019	08/09/2019			(1,856)	(1,864)
	3.050	06/04/2019	09/04/2019			(2,295)	(2,300)
	3.050	06/25/2019	07/16/2019			(316)	(316)
	3.080	05/13/2019	08/13/2019			(390)	(392)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	37

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	3.100%	04/15/2019	07/16/2019	$	(2,369)	$(2,385)
	3.120	05/22/2019	08/22/2019		(523)	(525)
	3.130	05/13/2019	08/13/2019		(8,101)	(8,136)
	3.160	05/06/2019	08/06/2019		(2,887)	(2,901)
	3.180	06/03/2019	07/24/2019		(256)	(257)
	3.480	05/13/2019	08/13/2019		(8,312)	(8,351)
	3.530	05/01/2019	08/01/2019		(7,954)	(8,002)
	3.530	05/13/2019	08/13/2019		(4,213)	(4,233)

Total Reverse Repurchase Agreements						$(631,962)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(5,595)	$0	$(5,595)	$6,152	$557
BPS	0	(47,217)	0	(47,217)	58,057	10,840
BRC	0	(64,735)	0	(64,735)	90,133	25,398
CFR	0	(3,528)	0	(3,528)	3,644	116
FICC	2,165	0	0	2,165	(2,209)	(44)
FOB	0	(5,274)	0	(5,274)	5,818	544
GLM	0	(14,635)	0	(14,635)	20,623	5,988
JML	0	(61,409)	0	(61,409)	69,753	8,344
JPS	0	(17,845)	0	(17,845)	22,296	4,451
MBC	37,208	0	0	37,208	(38,430)	(1,222)
MEI	0	(2,083)	0	(2,083)	2,463	380
MSB	0	(19,301)	0	(19,301)	34,789	15,488
MZF	0	(19,886)	0	(19,886)	25,467	5,581
NOM	0	(20,971)	0	(20,971)	22,934	1,963
RBC	0	(11,884)	0	(11,884)	16,649	4,765
RDR	0	(3,437)	0	(3,437)	3,602	165
RTA	0	(33,779)	0	(33,779)	43,802	10,023
SBI	0	(38,267)	0	(38,267)	51,447	13,180
SOG	0	(74,458)	0	(74,458)	84,179	9,721
UBS	0	(187,658)	0	(187,658)	219,609	31,951

Total Borrowings and Other Financing Transactions	$39,373	$(631,962)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(1,639)	$(93,785)	$(217,137)	$(30,944)	$(343,505)
U.S. Government Agencies	0	(12,306)	(16,007)	0	(28,313)

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2019

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Non-Agency Mortgage-Backed Securities	$0	$(42,671)	$(79,396)	$(21,664)	$(143,731)
Asset-Backed Securities	0	(32,377)	(46,010)	(19,208)	(97,595)
Sovereign Issues	0	(7,910)	(9,679)	0	(17,589)

Total Borrowings	$(1,639)	$(189,049)	$(368,229)	$(71,816)	$(630,733)

Payable for reverse repurchase agreements(5)					$(630,733)

(m)	Securities with an aggregate market value of $784,593 and cash of $440 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(441,240) at a weighted average interest rate of 2.791%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(1,229) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Reference Entity									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	38.762%	$ 1,600	$(59)	$(331)	$(390)	$0	$(5)
General Electric Co.	1.000	Quarterly	12/20/2023	0.809	800	(39)	46	7	0	0

						$(98)	$(285)	$(383)	$0	$(5)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	Semi-Annual	06/21/2027		$11,500	$(834)	$495	$(339)	$0	$(16)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		2,500	40	78	118	0	(4)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		68,000	(4,057)	5,838	1,781	0	(101)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		9,000	220	(1,042)	(822)	14	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		59,000	4,765	772	5,537	0	(104)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		35,300	2,092	(4,115)	(2,023)	210	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		46,800	1,091	(9,040)	(7,949)	301	0
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029	EUR	4,400	(39)	(241)	(280)	0	(18)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		900	(18)	(10)	(28)	0	(3)
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		4,400	(504)	(238)	(742)	0	(33)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	39

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	6-Month GBP-LIBOR	1.500%	Semi-Annual	09/18/2029	GBP	25,190	$(179)	$(1,193)	$(1,372)	$24	$0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		9,000	144	(921)	(777)	41	0

							$2,721	$(9,617)	$(6,896)	$590	$(279)

Total Swap Agreements							$2,623	$(9,902)	$(7,279)	$590	$(284)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$590	$590	$0	$0	$(284)	$(284)

(o)	Securities with an aggregate market value of $715 and cash of $8,068 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2019

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty							Asset	Liability
BPS	07/2019		ARS	30,515	$	616	$0	$(71)
	07/2019		EUR	1,190		1,335	0	(18)
	07/2019		PEN	1,940		589	0	0
	07/2019	$		1,211	ARS	61,037	171	0
	07/2019			59,257	GBP	46,714	69	(2)
	07/2019			586	PEN	1,940	3	0
	08/2019		ARS	66,193	$	1,483	10	0
	08/2019		GBP	43,499		55,257	0	(71)
	08/2019	$		725	EUR	635	0	(1)
	09/2019			587	PEN	1,940	1	0
	10/2019		PEN	1,482	$	440	0	(8)
BRC	07/2019		EUR	597		675	0	(4)
CBK	07/2019		GBP	43,499		55,118	0	(124)
	07/2019	$		24,400	EUR	21,469	13	0
	08/2019		EUR	21,469	$	24,462	0	(13)
	08/2019	$		6,575	MXN	129,222	110	0
	08/2019			2,628	RUB	172,724	88	0
	09/2019		PEN	187	$	56	0	(1)
GLM	07/2019		EUR	19,682		21,973	0	(407)
	07/2019	$		65	ARS	3,044	6	0
	08/2019			4,209	RUB	276,704	141	0

Total Forward Foreign Currency Contracts							$612	$(720)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
Counterparty								Asset	Liability
GST	Citigroup Commercial Mortgage Trust 206-C5 5.482% due 10/15/2049	(0.500)%	Monthly	10/15/2049	$6,552	$393	$(147)	$246	$0
	GMAC Commercial Mortgage Securities, Inc. Series 206-C1 Trust 5.349% due 11/10/2045	(0.125)	Monthly	11/10/2045	38,057	11,417	16	11,433	0
	Morgan Stanley Capital Trust 205-HQ7 5.545% due 11/14/2042	(0.240)	Monthly	11/14/2042	7,500	1,350	(1)	1,349	0

						$13,160	$(132)	$13,028	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	41

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(5)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
Counterparty									Asset	Liability
BRC	Ukraine Government International Bond	5.000%	Quarterly	12/20/2022	4.871%	$3,100	$190	$(173)	$17	$0
GST	Petrobras Global Finance BV	1.000	Quarterly	06/20/2022	1.013	400	(37)	37	0	0

							$153	$(136)	$17	$0

Total Swap Agreements							$13,313	$(268)	$13,045	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BPS	$254	$0	$0	$254	$(171)	$0	$0	$(171)	$83	$0	$83
BRC	0	0	17	17	(4)	0	0	(4)	13	0	13
CBK	211	0	0	211	(138)	0	0	(138)	73	0	73
GLM	147	0	0	147	(407)	0	0	(407)	(260)	60	(200)
GST	0	0	13,028	13,028	0	0	0	0	13,028	(13,140)	(112)

Total Over the Counter	$612	$0	$13,045	$13,657	$(720)	$0	$0	$(720)

(q)

Securities with an aggregate market value of $60 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2019

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$590	$590

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$612	$0	$612
Swap Agreements	0	13,045	0	0	0	13,045

	$0	$13,045	$0	$612	$0	$13,657

	$0	$13,045	$0	$612	$590	$14,247

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$5	$0	$0	$279	$284

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$720	$0	$720

	$0	$5	$0	$720	$279	$1,004

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$201	$0	$0	$7,915	$8,116

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,415	$0	$7,415
Swap Agreements	0	202	0	0	0	202

	$0	$202	$0	$7,415	$0	$7,617

	$0	$403	$0	$7,415	$7,915	$15,733

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	43

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(299)	$0	$0	$(7,774)	$(8,073)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(533)	$0	$(533)
Swap Agreements	0	(248)	0	0	0	(248)

	$0	$(248)	$0	$(533)	$0	$(781)

	$0	$(547)	$0	$(533)	$(7,774)	$(8,854)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$115,266	$113,021	$228,287
Corporate Bonds & Notes
Banking & Finance	0	169,383	0	169,383
Industrials	0	224,676	0	224,676
Utilities	0	55,248	0	55,248
Convertible Bonds & Notes
Industrials	0	1,664	0	1,664
Municipal Bonds & Notes
Illinois	0	17	0	17
Ohio	0	7,925	0	7,925
Texas	0	171	0	171
West Virginia	0	144	0	144
U.S. Government Agencies	0	46,422	0	46,422
Non-Agency Mortgage-Backed Securities	0	315,188	45,801	360,989
Asset-Backed Securities	0	296,282	90,179	386,461
Sovereign Issues	0	39,770	0	39,770
Common Stocks
Communication Services	4,033	8	0	4,041
Consumer Discretionary	2,380	0	0	2,380
Industrials	0	0	924	924
Utilities	0	0	10,727	10,727
Warrants
Communication Services	0	3,958	0	3,958
Preferred Securities
Banking & Finance	0	14,420	0	14,420
Industrials	0	0	901	901
Short-Term Instruments
Repurchase Agreements	0	39,364	0	39,364
U.S. Treasury Bills	0	1,552	0	1,552

Total Investments	$6,413	$1,331,458	$261,553	$1,599,424

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	590	0	590
Over the counter	0	13,657	0	13,657
	$0	$14,247	$0	$14,247

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(284)	$0	$(284)
Over the counter	0	(720)	0	(720)
	$0	$(1,004)	$0	$(1,004)
Total Financial Derivative Instruments	$0	$13,243	$0	$13,243
Totals	$6,413	$1,344,701	$261,553	$1,612,667

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2019:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$13,888	$117,244	$(15,145)	$9	$(712)	$160	$7,931	$(10,354)	$113,021	$691
Corporate Bonds & Notes
Industrials	9,621	0	(100)	27	2	257	0	(9,807)	0	0
Non-Agency Mortgage-Backed Securities	94	45,801	(14)	0	1	8	0	(89)	45,801	0
Asset-Backed Securities	32,435	85,779	(7,806)	328	(1,483)	(16,634)	888	(3,328)	90,179	(18,056)
Common Stocks
Industrials	0	726	0	0	0	198	0	0	924	198
Utilities	8,661	0	0	0	0	2,066	0	0	10,727	2,066
Preferred Securities
Industrials	0	613	0	0	0	288	0	0	901	288

Totals	$64,699	$250,163	$(23,065)	$364	$(2,192)	$(13,657)	$8,819	$(23,578)	$261,553	$(14,813)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$63,797	Discounted Cash Flow	Discount Rate	0.000 - 7.350
	34,875	Proxy Pricing	Base Price	99.346
	14,349	Third Party Vendor	Broker Quote	82.500 - 101.000
Non-Agency Mortgage-Backed Securities	45,801	Proxy Pricing	Base Price	6,261.000 - 16,860.000
Asset-Backed Securities	888	Discounted Cash Flow	Discount Rate	23.140
	89,291	Proxy Pricing	Base Price	81.090 - 97,864.480
Common Stocks
Industrials	924	Indicative Market Quotation	Broker Quote	$14.500
Utilities	10,727	Indicative Market Quotation	Broker Quote	$39.250
Preferred Securities
Industrials	901	Fundamental Valuation	Company Equity Value	$760,144,498.000

Total	$261,553

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Flexible Credit Income Fund (the “Fund”) is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on October 25, 2016. The Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund”. The Fund currently offers two classes of Common Shares: Institutional Class and Class A. Institutional Class Shares are sold at their offering price, which is net asset value per share. Class A Shares are sold at a public offering price equal to their net asset value plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A Shares is eligible for a waiver of the initial sales charge. Each class of shares differs in its initial sales load, distribution and service fees, if any (as described in Note 9(d), Distribution and Servicing Fees, below), the allocation of class-specific expenses and voting rights on matters affecting a single class. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A Shares are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding common shares at net asset value (“NAV”), subject to approval of the Fund’s Board of Trustees (the “Board”). In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding common shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding common shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of common shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

46	PIMCO INTERVAL FUNDS

June 30, 2019

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the common shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more common shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of common shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of common shares by the Fund may be a taxable event to shareholders.

During the period ended June 30, 2019, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

August 8, 2018	5%	920,324	1.60%

November 8, 2018	5	1,188,436	1.76

February 7, 2019	5	2,750,739	3.56

May 7, 2019	5	2,944,533	3.40

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not

ANNUAL REPORT	JUNE 30, 2019	47

Notes to Financial Statements (Cont.)

amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

48	PIMCO INTERVAL FUNDS

June 30, 2019

(d) Distributions — Common Shares  Distributions from net investment income, if any, are declared daily and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning

ANNUAL REPORT	JUNE 30, 2019	49

Notes to Financial Statements (Cont.)

after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class less any liabilities by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

50	PIMCO INTERVAL FUNDS

June 30, 2019

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions

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made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models.

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Notes to Financial Statements (Cont.)

The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in

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the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

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Notes to Financial Statements (Cont.)

In the event of the insolvency of the agent selling a participation, the Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

The Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Fund may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic

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common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Fund or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Fund believes that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If the Fund or its Subsidiary is required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, the Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities

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Notes to Financial Statements (Cont.)

typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Performance in securitized investment strategies can be impacted from benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management (“AUM”), and may not be a sustainable source of performance as the fund grows in size. Purchasing odd lot positions may also provide diversification benefits when funds have limited AUM as purchasing round lot positions can lead a fund to have more concentrated positions.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to

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CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory.

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Notes to Financial Statements (Cont.)

While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at June 30, 2019, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include

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zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

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The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives

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Notes to Financial Statements (Cont.)

clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of the Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Fund will account for derivative instruments at market value. For purposes of applying the Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

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amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They

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Notes to Financial Statements (Cont.)

serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is

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not permitted or physical settlement is not otherwise involved), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily mark-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net mark-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of such derivatives.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly a fund holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

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A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of the Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no

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assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to over the counter swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to

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Notes to Financial Statements (Cont.)

reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission

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(“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rate shown in the table below:

Annual Rate(1)

Institutional Class	1.30%

Class A	1.30%

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

ANNUAL REPORT	JUNE 30, 2019	71

Notes to Financial Statements (Cont.)

(b) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including, without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

72	PIMCO INTERVAL FUNDS

June 30, 2019

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), as well as the Fund and PIMCO Flexible Municipal Income Fund (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Interval Funds and the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. The Fund pays no compensation directly to any Trustee or any other officer who is affiliated with the administrator, all of whom receive remuneration for their services to the Fund from the administrator or its affiliates.

(c) Expense Limitation  PIMCO has contractually agreed, through November 1, 2019, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of the Fund’s net assets attributable to Common Shares, (the “Expense Limit”). Under an expense limitation agreement, which, following the completion of the period ending November 1, 2019, renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed 0.07% of average net assets; (2) exceed the total Reimbursement Amount; or (3) include any amounts previously reimbursed to PIMCO. For the period ended June 30, 2019, the remaining recoverable amounts to PIMCO are disclosed in the table below (in thousands†):

Expiring within

12 months	13 - 24 months	25 - 36 months	Total

$329	$46	$55	$430

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(d) Distribution and Servicing Fees  PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of the Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with the Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management.

The Fund has adopted a Distribution and Servicing Plan for the Class A Common Shares of the Fund. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multiclass structure and distribution and shareholder servicing fees. The Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution,

ANNUAL REPORT	JUNE 30, 2019	73

Notes to Financial Statements (Cont.)

administrative, recordkeeping, shareholder and/or related services with respect to the Class A Common Shares. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase or hold Class A Common Shares. Because these fees are paid out of the Fund’s Class A Common Share assets on an ongoing basis, over time they will increase the cost of investments in Class A Common Shares and may cost a shareholder more than other types of sales charge. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A Common Shares) is 0.75%.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$67,799	$36,113

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when

74	PIMCO INTERVAL FUNDS

June 30, 2019

distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$13,412	$144	$984,489	$150,819

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Flexible Credit Income Fund (Consolidated)

	Year Ended June 30, 2019		Year Ended June 30, 2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	46,399	$469,492	46,369	$485,488

Class A	2,508	25,078	0	0

Issued as reinvestment of distributions

Institutional Class	1,311	13,031	354	3,671

Class A	18	181	0	0

Cost of shares redeemed

Institutional Class	(7,808)	(78,393)	(982)	(10,275)

Class A	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	42,428	$429,389	45,741	$478,884

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware limited liability company, were formed on December 1, 2017, March 29, 2018 and April 3, 2018, respectively, as wholly owned subsidiaries acting as investment vehicles for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. PFLEXLS I LLC has an inception date of January 9, 2018. CLM 13648 LLC and MLM 13648 LLC have an inception date of April 30, 2018. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. The net assets of PFLEXLS I LLC, CLM 13468 LLC and MLM 13648 LLC as of period end represented 0.8%, 0.0% and 6.0%, respectively, of the Fund’s consolidated net assets.

ANNUAL REPORT	JUNE 30, 2019	75

Notes to Financial Statements (Cont.)

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Flexible Credit Income Fund	$37,805	$0	$(31,213)	$(12,663)	$(14,810)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, partnership adjustments, convertible preferred securities, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through June 30, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through June 30, 2019 and Ordinary losses realized during the period January 1, 2019 through June 30, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

76	PIMCO INTERVAL FUNDS

June 30, 2019

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Credit Income Fund	$9,433	$5,377

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Flexible Credit Income Fund	$1,635,812	$49,146	$(79,875)	$(30,729)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain forward contracts, realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, partnership adjustments, convertible preferred securities, and straddle loss deferrals.

For the fiscal years ended June 30, 2019 and June 30, 2018, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	June 30, 2019			June 30, 2018
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Flexible Credit Income Fund	$73,034	$0	$0	$20,347	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	JUNE 30, 2019	77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Flexible Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Flexible Credit Income Fund and its subsidiaries (the “Fund”) as of June 30, 2019, the related consolidated statements of operations and cash flows for the year ended June 30, 2019, the consolidated statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights (consolidated) for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Interval Funds since 2016.

78	PIMCO INTERVAL FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A
CBK	Citibank N.A.	MZF	Mizuho Securities USA
CFR	Credit Suisse Securities (Europe) Ltd.	NOM	Nomura Securities International Inc.
FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada
FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Capital Markets LLC
GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.
GST	Goldman Sachs International	SBI	Citigroup Global Markets Ltd.
JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
JPS	JP Morgan Securities, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	PEN	Peruvian New Sol
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	USD (or $)	United States Dollar
MXN	Mexican Peso

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	PRIME	Daily US Prime Rate
LIBOR01M	1 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	PIK	Payment-in-Kind
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate

ANNUAL REPORT	JUNE 30, 2019	79

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Flexible Credit Income Fund	0.00%	1.38%	$73,034	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

80	PIMCO INTERVAL FUNDS

Changes to Board of Trustees

(Unaudited)

Effective January 1, 2019, Craig Dawson resigned from the Board.

Effective January 1, 2019, Sarah Cogan was appointed by the Board as a Trustee of the Fund.

Effective January 1, 2019, David Fisher was appointed by the Board as a Trustee of the Fund.

ANNUAL REPORT	JUNE 30, 2019	81

Dividend Reinvestment Plan

(Unaudited)

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems, Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent.

82	PIMCO INTERVAL FUNDS

Management of the Fund

(Unaudited)

The chart below identifies Trustees/Directors and Officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 312-2113.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/Nominee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Since inception.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	91	None

Sarah E. Cogan** 1956	Trustee	Since January 2019.	Of Counsel, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	91	None

Bradford K. Gallagher 1944	Trustee	Since inception.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	91	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas- Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee	Since inception.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	91	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	Trustee	Since inception.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	91	None

ANNUAL REPORT	JUNE 30, 2019	83

Management of the Fund (Cont.)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/Nominee During the Past 5 Years

William B. Ogden, IV 1945	Trustee	Since inception.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	91	None

Alan Rappaport 1953	Trustee	Since inception.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	91	None

Interested Trustees/Nominees

David N. Fisher*** 1968	Trustee	Since January 2019.	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	28	None

John C. Maney**** 1959	Trustee	Since inception.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006) and a Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	28	None

*	Under the Fund’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her retirement, resignation or replacement.
**	Ms. Cogan was appointed as a Trustee of the Fund by the Board effective January 1, 2019.
***

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, CA 92660. He was appointed as a Trustee of the Fund by the Board effective January 1, 2019.

****

Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

84	PIMCO INTERVAL FUNDS

(Unaudited)

Officers

Name, Address and Year of Birth*	Position(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since May 2019	Executive Vice President, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds.

Ryan Leshaw[1] 1980	Chief Legal Officer	Since May 2019	Senior Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since May 2019	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since May 2019	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since December 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck.

Stacie D. Anctil[1] 1969	Vice President	Since inception.	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Vice President	Since December 2017	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bradley A. Todd[1] 1960	Treasurer	Since May 2019	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown 1967	Assistant Treasurer	Since inception	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since May 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Assistant Treasurer	Since March 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	JUNE 30, 2019	85

Management of the Fund (Cont.)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During the Past 5 Years

Christopher M. Morin[1] 1980	Assistant Treasurer	Since inception.	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since inception.	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Assistant Treasurer	Since May 2019	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Shwetha P. Shenoy 1975	Assistant Treasurer	Since May 2019	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2019.
[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

86	PIMCO INTERVAL FUNDS

Approval of Investment Management Agreement

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not “interested persons” of PIMCO Flexible Credit Income Fund (the “Fund”), as that term is defined in the 1940 Act (the “Independent Trustees”), voting separately, annually approve the continuation of the Amended and Restated Investment Management Agreement between the Fund and Pacific Investment Management Company LLC (“PIMCO”) (the “Investment Management Agreement”). At an in-person meeting held on June 18, 2019 (the “Approval Meeting”), the Board, including the Independent Trustees, formally considered and unanimously approved the continuation of the Investment Management Agreement for an additional one-year period commencing on August 1, 2019. In addition, the Board formally considered and unanimously approved the continuation of the Investment Management Agreements between PIMCO and each of PFLEXLS I LLC, MLM 13648 LLC and CLM 13648 LLC, each a wholly-owned subsidiary of the Fund (each, a “Wholly-Owned Subsidiary” and, collectively, the “Wholly-Owned Subsidiaries”) (collectively, the “Subsidiary Agreement” and, together with the Investment Management Agreement, the “Agreements”), each for the same additional one-year period.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreements also involved multiple planning discussions and meetings of the Contracts Committees of the Board (collectively, the “Committee”) to ensure that (i) PIMCO would have time to respond to any questions from the Independent Trustees resulting from their initial review of the contract review materials and (ii) the Independent Trustees would have time to consider those responses (the Approval Meeting, together with such planning discussions and Committee meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from Fund management attended portions of the Contract Renewal Meetings. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in evaluating the Investment Management Agreement.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of PIMCO regarding its personnel, operations, and financial condition as they relate to the Fund. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value of the Fund’s Institutional Class Common Shares and distribution yield, use of leverage, portfolio risk, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO assigning a quadrant

ANNUAL REPORT	JUNE 30, 2019	87

Approval of Investment Management Agreement (Cont.)

placement to the Fund (the “Fund Scoring Summary”) based on an average of seven measures, including fees/expenses versus performance (one-year performance for the period ended December 31, 2018, versus the Fund’s management fees or total expense ratio) and distribution yield quartile rank within its Broadridge Performance Universe (as defined below) for the one-year period ended December 31, 2018. The Fund Scoring Summary was based on net assets, one showing total expenses inclusive of interest and borrowing expenses and the other showing total expenses exclusive of interest and borrowing expenses. They also considered a fund card including, among other information, performance based on net asset value (both absolute and compared against its Broadridge Performance Universe (as defined below)), investment objective and strategy, portfolio managers, assets under management, outstanding leverage, annual fund operating expenses, total expense ratio and management fee comparisons between the Fund and its Broadridge Expense Group (as defined below) and trends in profitability to PIMCO from its advisory relationship with the Fund.

With respect to the Subsidiary Agreement, the Trustees considered that the Fund is expected to utilize its Wholly-Owned Subsidiaries to execute its investment strategy, and that PIMCO provides investment advisory and administrative services to the Wholly-Owned Subsidiaries pursuant to the Subsidiary Agreement in the same manner as it does for the Fund under the Investment Management Agreement. The Trustees also considered that, with respect to each Wholly-Owned Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the Wholly-Owned Subsidiary Agreements, and that PIMCO’s profitability with respect to the Fund is not impacted as a result of the Subsidiary Agreement. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreement collectively with their consideration of the Investment Management Agreement.

The Trustees’ conclusions as to the continuation of the Investment Management Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Fund, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Fund. The Independent Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Fund; information regarding the Fund’s use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; employee compensation; and the operational infrastructure, including technology and systems, of PIMCO.

88	PIMCO INTERVAL FUNDS

(Unaudited)

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Fund beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and ability to comply with the investment policies of the Fund; the compliance programs and risk controls of PIMCO; the specific contractual obligations of PIMCO pursuant to the Investment Management Agreement; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Fund; PIMCO’s risk management function; and conditions that might affect PIMCO’s ability to provide high-quality services to the Fund in the future under the Investment Management Agreement, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Fund for which it is entitled to reasonable compensation. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Trustees also noted PIMCO’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. It also considered PIMCO’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.

Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Investment Management Agreement, and that PIMCO would otherwise be able to provide services to the Fund of sufficient extent and quality.

Fee and Expense Information

In assessing the reasonableness of the Fund’s fees and expenses under the Investment Management Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding), in comparison to information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), including the management fees and other expenses of a smaller sample of comparable funds with different investment advisers identified by Broadridge (its “Broadridge Expense Group”) as well as of a larger sample of comparable funds identified by Broadridge (its “Broadridge Expense Universe”). The total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees.

The Trustees noted that, while the Fund is not currently charged a separate administration fee (recognizing that its management fee includes a component for supervisory and administrative services under the unitary fee arrangement), it was not clear in all cases whether the peer funds in the Broadridge expense categories were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the

ANNUAL REPORT	JUNE 30, 2019	89

Approval of Investment Management Agreement (Cont.)

most relevant comparison. In addition, the Trustees considered current Fund asset levels as compared to prior years. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Fund’s unitary fee arrangement covers other supervisory and administrative services required by the Fund that are typically paid for or incurred by peer closed-end funds and closed-end interval funds directly in addition to a fund’s management fee (such as fees and expenses, “Operating Expenses”), as discussed below. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees considered total expense ratio comparisons both including and excluding interest and borrowing expenses. The Trustees noted that only closed-end interval funds and leveraged closed-end funds were considered for inclusion in the Broadridge Expense Group and Broadridge Expense Universe presented for comparison with the Fund.

The Trustees considered that PIMCO has entered into an expense limitation agreement with the Fund pursuant to which PIMCO has contractually agreed, through November 1, 2019, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of the Fund’s average daily net assets. The Trustees considered that PIMCO is entitled to reimbursement under the Fund’s expense limitation agreement under certain conditions.

To the extent applicable, the Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Fund. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds, exchange traded funds, and listed closed-end funds, there are additional portfolio management challenges in managing interval funds such as the Fund. For example, the Trustees considered that, as an interval fund, the Fund allows for (i) daily subscriptions, which allow for assets to increase over time, (ii) quarterly repurchases, which allow for assets to decrease periodically, and (iii) changes in leverage, all of which results in more complex portfolio management, tax, accounting, regulatory and administrative processes than listed closed-end funds and open-end funds. The Trustees were advised by PIMCO that, in light of these additional challenges, different pricing structures between closed-end funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have similar investment objectives and strategies to those of the Fund.

The Trustees also took into account that the Fund pays management fees on assets attributable to types of leverage that it uses (such as reverse repurchase agreements), which increases the amount of management fees payable by the Fund under the Agreement (because the Fund’s fees are calculated based on total managed assets (including assets attributable to reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings)). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Fund’s common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by the Fund to PIMCO under the Fund’s unitary fee arrangement would therefore vary more with increases and decreases in applicable leverage incurred by the Fund than under a non-unitary fee arrangement, all other things being equal. The Trustees considered information

90	PIMCO INTERVAL FUNDS

(Unaudited)

provided by PIMCO and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that, for the Fund, the contractual management fee rate for the Fund under its unitary fee arrangement was above the median contractual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average managed assets. However, in this regard, the Trustees took into account that the Fund’s unitary fee arrangement covers substantially all of the Fund’s Operating Expenses and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unitary fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of the Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangement has benefited and will continue to benefit common shareholders because it provides a management fee expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of managed assets (including assets attributable to preferred shares and certain other forms of leverage), making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Fund’s Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangement generally insulates the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Comparative performance results for the Fund reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding the Fund’s one-year performance based on net asset value, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees considered information provided by Broadridge for the Fund regarding the investment performance of a group of funds with investment classifications/objectives comparable to those of the Fund (its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Fund’s comparative yields and risk-adjusted returns. Since the Fund outperformed its Broadridge Performance Universe, the Trustees considered information from PIMCO regarding the risks undertaken by the Fund, including the use of leverage compared to its peers, and PIMCO’s management and oversight of the Fund’s risk profile.

In addition, it was noted that the Trustees considered matters bearing on the Fund and its advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

ANNUAL REPORT	JUNE 30, 2019	91

Approval of Investment Management Agreement (Cont.)

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for the Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Fund (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2018; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2018, and December 31, 2017; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Fund, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds and hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Fund and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. The Trustees discussed with management the increase in the Fund’s assets over the past year and the impact on the Fund’s current profitability level as well as management’s expectations of the Fund’s profitability if assets continue to grow. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Fund. The Trustees took into account that the Fund does not currently have any breakpoints in its management fees. The Trustees noted that PIMCO shares the benefits of potential economies of scale with the Fund and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Fund in return for fees paid. The Trustees also considered that the unitary fee arrangement provides inherent economies of scale because the Fund maintains competitive fixed unitary fees even if the Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Fund’s unitary fee arrangement, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangement protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. With respect to performance quintile rankings for the Fund

92	PIMCO INTERVAL FUNDS

(Unaudited)

compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Among other information, the Trustees took into account the following regarding the Fund.

With respect to the Fund’s common share total return performance (based on net asset value) relative to its Broadridge Performance Universe, consisting of 34 funds, the Trustees noted that the Fund had first quintile performance for the one-year period ended December 31, 2018.

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of 17 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Broadridge Expense Group ranged from $201.5 million to $802.3 million, and that eight of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Broadridge Expense Universe for the Fund consisted of a total of 36 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to the Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Fund and its shareholders, and should be approved.

ANNUAL REPORT	JUNE 30, 2019	93

Privacy Policy1

The Fund2,3 considers customer privacy to be a fundamental aspect of their relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Fund and certain service providers to the Fund, such as the Fund’s investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Fund does not disclose any non-public personal information provided by shareholders or gathered by the Fund to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Fund or its affiliates may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Fund may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Fund reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Fund believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Fund may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Fund may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Fund or its Adviser, distributor or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Fund may share may include, for example, a shareholder’s participation in the Fund or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Fund’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable

94	PIMCO INTERVAL FUNDS

(Unaudited)

law. The Fund’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that help the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Fund or its Service Affiliates may use third parties to place advertisements for the Fund on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Fund’s website, the Fund or their service providers or third party firms engaged by the Fund or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Fund when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund does not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 23, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Fund’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Fund” shall include PI when acting in this capacity.

3 When distributing this Policy, the Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Fund”).

ANNUAL REPORT	JUNE 30, 2019	95

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

DST Asset Manager Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF3001AR_063019

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2019	$58,746
	June 30, 2018	$93,584
(b)	Fiscal Year Ended	Audit-Related Fees
	June 30, 2019	$—
	June 30, 2018	$—
(c)	Fiscal Year Ended	Tax Fees
	June 30, 2019	$—
	June 30, 2018	$—
(d)	Fiscal Year Ended	All Other Fees(1)
	June 30, 2019	$—
	June 30, 2018	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	June 30, 2019	June 30, 2018

PIMCO Flexible Credit Income Fund	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	12,402,651	7,397,858

Totals	$12,402,651	$7,397,858

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy1 voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the portfolio manager’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential Conflicts of Interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of August 27, 2019, the following individuals have primary responsibility for the day-to-day management of the PIMCO Flexible Credit Income Fund (the “Fund”):

Daniel J. Ivascyn - Mr. Ivascyn has been the lead portfolio manager of the Fund since its inception in February 2017. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Alfred T. Murata - Mr. Murata has been a portfolio manager of the Fund since its inception in February 2017. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Marc P. Seidner - Mr. Seidner has been a portfolio manager of the Fund since its inception February 2017. Mr. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014.

Mark R. Kiesel - Mr. Kiesel has been a portfolio manager of the Fund since its inception in February 2017. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Christian Stracke - Mr. Stracke has been a portfolio manager of the Fund since its inception February 2017. Mr. Stracke is a managing director in the Newport Beach office, global head of the credit research group, and co-head of PIMCO’s BRAVO opportunistic private strategies complex. Mr. Stracke is also a senior portfolio manager across PIMCO’s suite of private credit strategies, investing across mortgage, real estate, specialty financials, corporate special situations, and performing private corporate credit. In addition to his portfolio management responsibilities, he sits on the firm’s Executive Committee.

Eve Tournier - Ms. Tournier has been a portfolio manager of the Fund since its inception February 2017. Ms. Tournier is a managing director in the London office and head of pan-European credit portfolio management. She is the lead portfolio manager for the firm’s global multi-sector credit strategies as well as dedicated European credit and European income-oriented portfolios, and she is also a member of the European portfolio committee.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2019, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn[1]	19	$161,857.07	9	$85,428.21	16	$11,452.93
Alfred T. Murata[2]	19	$160,296.47	11	$32,181.94	8	$1,994.15
Marc P. Seidner[3]	5	$6,246.82	10	$7,499.88	36	$15,751.84
Mark R. Kiesel[4]	22	$140,829.13	57	$76,047.33	110	$70,637.56
Christian Stracke	2	$966.77	2	$557.98	1	$183.56
Eve Tournier[5]	3	$10,044.60	23	$24,299.01	24	$6,157.65

1 Of these Other Pooled Investment Vehicles, 3                account(s) totaling $7,466.41 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 3    account(s) totaling    $2,357.62    million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Accounts, 1    account(s) totaling    $715.77    million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

3 Of these Other Pooled Investment Vehicles,    1                account(s) totaling $233.41 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 8    account(s) totaling    $5,151.74    million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

4 Of these Other Pooled Investment Vehicles,    13                account(s) totaling $22,716.20 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 12    account(s) totaling    $7,598.63    million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

5 Of these Other Pooled Investment Vehicles,    4    account(s) totaling $1,070.10 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 2    account(s) totaling    $349.36    million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for both the Fund and other Clients to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other Clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other Clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other Clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other Clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other Clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another Client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of material non-public information (“MNPI”) which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of June 30, 2019 the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2019:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2019
Daniel J. Ivascyn	None
Alfred T. Murata	$10,001-$50,000
Marc P. Seidner	None
Mark R. Kiesel	None
Christian Stracke	None
Eve Tournier	$100,001-$500,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Credit Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: August 27, 2019

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date: August 27, 2019